Exhibit 10.1

$500,000,000

NUTANIX, INC.

0% CONVERTIBLE SENIOR NOTES DUE 2023

PURCHASE AGREEMENT

January 17, 2018

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith

            Incorporated

Goldman Sachs & Co. LLC

As Representatives of the several

Initial Purchasers named in

Schedule I hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Merrill Lynch, Pierce, Fenner & Smith

                  Incorporated

One Bryant Park

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

29th Floor

New York, NY 10282

Ladies and Gentlemen:

Nutanix, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom you are acting as the representatives (the “Representatives” or “you”), $500,000,000 principal amount of its 0% Convertible Senior Notes due 2023 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture dated as of January 22, 2018 (the “Indenture”) between the Company and U.S. Bank National Association, as Trustee (the “Trustee”). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $75,000,000 principal amount of its 0% Convertible Senior Notes due 2023 (the “Additional Securities”) if and to the extent that you, as Representatives, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such Additional Securities granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities”. Shares of the Company’s Class A common stock, $0.000025 par value per share, are hereinafter referred to as the “Class A Common Stock,” and shares of the Company’s Class B common stock, $0.000025 par value per share, are hereinafter referred to as the “Class B Common Stock.” The Class A Common Stock and the Class B Common Stock are sometimes referred to together as the

“Common Stock.” The Securities will be convertible into cash, shares of Class A Common Stock (the “Underlying Securities”) or a combination of cash and Underlying Securities, at the Company’s election.

In connection with the offering of the Firm Securities, the Company is separately entering into convertible note hedge transactions and warrant transactions with one or more counterparties, which may include affiliates of one or more of the Initial Purchasers and/or other financial institutions (each, a “Call Spread Counterparty”), in each case pursuant to a convertible note hedge confirmation (each, a “Base Bond Hedge Confirmation”) and a warrant confirmation (each, a “Base Warrant Confirmation”), respectively, each dated the date hereof (the Base Bond Hedge Confirmations and the Base Warrant Confirmations, collectively, the “Base Call Spread Confirmations”), and in connection with the issuance of any Additional Securities, the Company and each Call Spread Counterparty may enter into an additional convertible note hedge transaction and an additional warrant transaction pursuant to an additional convertible note hedge confirmation (each, an “Additional Bond Hedge Confirmation”) and an additional warrant confirmation (each, an “Additional Warrant Confirmation”), respectively, each to be dated the date on which the option granted to the Initial Purchasers pursuant to Section 2 to purchase such Additional Securities is exercised (the Additional Bond Hedge Confirmations and the Additional Warrant Confirmations, the “Additional Call Spread Confirmations” and, together with the Base Call Spread Confirmations, the “Call Spread Confirmations”).

The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum; “Time of Sale Memorandum” means the Preliminary Memorandum together with each Additional Written Offering Communication or other information, if any, each identified in Schedule II hereto under the caption “Time of Sale Memorandum”; and “General Solicitation” means any offer to sell or solicitation of an offer to buy the Securities or the Underlying Securities by any form of general solicitation or advertising (as those terms are used in Regulation D under the Securities Act). As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein on the date hereof. The terms “supplement”, “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering

Communication shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1.    Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

(a)    (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Memorandum, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any Additional Written Offering Communication prepared, used or referred to by the Company, when considered together with the Time of Sale Memorandum, at the time of its use did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or Additional Written Offering Communication based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b)    Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, including electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.

(c)    Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Time of Sale Memorandum and the Final Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Memorandum and the Final Memorandum; and, since the respective dates as of which information is given in the Time of Sale Memorandum and the Final Memorandum, (i) there has not been any change in the capital stock (other than the granting of securities pursuant to employee benefit plans, stock option plans or other employee compensation plans disclosed in the Time of Sale Memorandum and the Final Memorandum or pursuant to the exercise, vesting or forfeiture of outstanding options, restricted stock units, rights or warrants) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries and (ii) the Company has not purchased any of its outstanding capital stock (other than repurchases of shares of Common Stock issued pursuant to equity awards granted under employee benefit plans, stock option plans or other employee compensation plans disclosed in the Time of Sale Memorandum and the Final Memorandum), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends, otherwise than as set forth or contemplated in the Time of Sale Memorandum and the Final Memorandum.

(d)    The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property (other than with respect to Intellectual Property (as defined below) which is addressed exclusively in subsection (v)) owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Memorandum and the Final Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them, to their knowledge, under valid, subsisting and enforceable leases (subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting rights or remedies of creditors generally; (B) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (C) applicable laws and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Memorandum and the Final Memorandum.

(e)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Memorandum and the Final Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent where the failure to be so qualified or be in good standing would not, individually or in the aggregate, have or cause a development involving a material adverse effect on the general affairs, management or current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or impair the ability of the Company to consummate the transactions contemplated by this Agreement (a “Material Adverse Effect”); and each subsidiary of the Company has been duly incorporated or formed and is validly existing as a corporation or other business organization in good standing under the laws of its jurisdiction of incorporation formation or organization, to the extent that the concept of “good standing” is applicable under the laws of such jurisdiction, except where the failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(f)    The Company has an authorized capitalization as set forth in the Time of Sale Memorandum and the Final Memorandum; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the capital stock of the Company contained in the Time of Sale Memorandum and the Final Memorandum; and all of the issued shares of capital stock of each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act) of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent applicable) and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(g)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities (together, the “Transaction Documents”) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the Certificate of Incorporation or Bylaws or similar organizational documents of the Company or any of its subsidiaries, or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; except in the case of (A) and (C) for such violations that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

(h)    This Agreement has been duly authorized, executed and delivered by the Company.

(i)    The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting rights or remedies of creditors generally and (B) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) (together, the “Enforceability Exceptions”).

(j)    The maximum number of Underlying Securities initially issuable upon conversion of the Securities (assuming “physical settlement” of the Securities (as defined in the Final Memorandum) and the maximum conversion rate under any “make-whole” adjustment applies) (such maximum number, the “Conversion Securities”) have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights that have not been validly waived.

(k)    The Indenture has been duly authorized and, when executed and delivered by the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(l)    Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Memorandum and the Final Memorandum.

(m)    Neither the Company nor any of its subsidiaries is (A) in violation of its Certificate of Incorporation or Bylaws or similar organizational documents or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of (B) for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(n)    The statements set forth in the Time of Sale Memorandum and the Final Memorandum under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Company’s capital stock, under the caption “Certain United States Federal Income Tax Considerations,” and under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are fairly summarized in all material respects.

(o)    Other than as set forth in the Time of Sale Memorandum and the Final Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries, is the subject which would individually or in the aggregate have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(p)    From the time of initial confidential submission of a registration statement relating to the initial public offering of its Class A Common Stock with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act (an “Emerging Growth Company”).

(q)    The Company is not, and immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(r)    Deloitte & Touche LLP, who has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder.

(s)    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that is designed to comply with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, as of an earlier date than it would otherwise be required to so comply under applicable law). The Company’s internal control over financial reporting is designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Time of Sale Memorandum and the Final Memorandum, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(t)    Since the date of the latest audited financial statements included in the Time of Sale Memorandum and the Final Memorandum, except for the implementation of certain internal controls related to the Company’s adoption of the new revenue recognition standard (ASC 606), there have been no other changes in its internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company implemented certain internal controls to ensure it adequately evaluated its contracts and properly assessed the impact of the new revenue recognition standard on its financial statements to facilitate the adoption of ASC 606 effective August 1, 2017. In addition, the Company has made some changes to certain internal controls to reflect new processes that were implemented as a result of the adoption of ASC 606.

(u)    To the extent required under applicable rules, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(v)    To the actual knowledge of the Company’s executives, the Company and its subsidiaries own, possess, or can acquire on commercially reasonable terms, rights to use all patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, domain names, know-how (including trade secrets and other rights in proprietary or confidential information) and other similar intellectual property rights (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses as currently conducted, except where the failure to have any of the foregoing would not reasonably be expected to have a Material Adverse Effect. Except as described in any of the Time of Sale Memorandum and the Final Memorandum, (A) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property registered in the name of, or owned or purported to be owned by, the Company or any of its subsidiaries (“Company Intellectual Property”), except in connection with ordinary course prosecution proceedings with respect thereto, and (B) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes or misappropriates any Intellectual Property or other proprietary rights of others, in each case, except as would not individually or in the aggregate have a Material Adverse Effect. There are no outstanding agreements pursuant to which the Company grants, to a third party, rights to material Company Intellectual Property that would be required to be described in a prospectus if the offering of the Securities were registered under the Securities Act and are not so described in the Time of Sale Memorandum and the Final Memorandum. The Company and its subsidiaries are not a party to any agreements pursuant to which a third party grants to the Company any rights to Intellectual Property that are material to the Company would be required to be described in a prospectus if the offering of the Securities were registered under the Securities Act and are not so described in the Time of Sale Memorandum and the Final Memorandum. To the Company’s knowledge, to the extent that that the Company or its subsidiaries include any software or other materials distributed under an “open source,” or similar licensing model that meets the definition of open source promulgated by the open source initiative located online at http://opensource.org/osd (including but not limited to the GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Materials”) in any product developed or distributed by the Company, the Company and its subsidiaries have used such Open Source Materials in material compliance with the license terms applicable to such Open Source Materials.

(w)    The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum present fairly in all material respects the financial position at the dates indicated therein and the cash flows and results of operations for the periods indicated therein of the Company and the subsidiaries. Except as otherwise stated in the Time of Sale Memorandum and the Final Memorandum, such financial statements have been prepared in conformity in all material respects with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum present fairly in all material respects the information required to be stated therein. The summary historical financial data set forth in the Time of Sale Memorandum and the Final Memorandum present fairly in all material respects the information included therein. No other financial statements or supporting schedules would be required to be included or incorporated by reference in a registration statement or prospectus relating to the Securities if the offer and sale of the Securities were registered under the Securities Act. The other financial and related statistical information included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum present fairly in all material respects the information included therein and has been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum and the books and records of the Company and its subsidiaries.

(x)    Since the date as of which information is given in the Time of Sale Memorandum and the Final Memorandum, and except as may otherwise be disclosed in the Time of Sale Memorandum and the Final Memorandum, the Company has not (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business or (ii) entered into any material transaction not in the ordinary course of business.

(y)    Except as described in the Time of Sale Memorandum and the Final Memorandum, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(z)    The holders of outstanding shares of the Company’s capital stock are not entitled to preemptive or other rights to subscribe for the Securities that have not been complied with or otherwise effectively waived.

(aa)    Neither the Company nor any of its subsidiaries nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company, any employee, agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted and maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(bb)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(cc)    Neither the Company nor any of its subsidiaries, directors or officers nor, to the Company’s knowledge, any employee, agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past 5 years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in any dealings or transactions with any person, or in any country or territory that at the time of the dealing or transaction is or was the subject of Sanctions.

(dd)    The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in (x) any stabilization or manipulation of the price of the Securities or the Underlying Securities or (y) a violation of Regulation M under the Exchange Act (“Regulation M”) in connection with the distribution of the Securities contemplated hereby.

(ee)    Except in the case where the failure to comply or the potential liability or obligation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (A) neither the Company nor any subsidiaries is in violation of any applicable statute, law, rule, regulation, ordinance, code, rule of common law or order of or with any governmental agency or body or any court, domestic or foreign, relating to the use, management, disposal or release of hazardous or toxic substances or wastes or relating to pollution or the protection of the environment or human health or relating to exposure to hazardous or toxic substances or wastes (collectively, “Environmental Laws”) applicable to such entity, (B) neither the Company nor any subsidiary has received any written claim, written request for information or written notice of liability or investigation arising under, relating to or based upon any Environmental Laws, (C) neither the Company nor any subsidiary is aware of any pending or threatened notice, claim, proceeding or investigation which might lead to liability under Environmental Laws, and (D) the Company does not anticipate incurring material capital expenditures relating to compliance with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, investigation or closure of properties or compliance with Environmental Laws or any permit, license, approval, any related constraints on operating activities and any potential liabilities to third parties).

(ff)    Except as would not reasonably be expected to have a Material Adverse Effect, the Company has operated its business in a manner compliant with all privacy and data protection laws and regulations applicable to the Company’s collection, handling, and storage of its customers’ data; the Company has policies and procedures in place designed to ensure privacy and data protection laws are complied with and takes steps which are reasonably designed to assure compliance in all material respects with such policies and procedures.

(gg)    The Company and its subsidiaries have filed all foreign, federal, state and local tax income and franchise returns required to be filed by them through the date hereof, or have duly requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably to be expected to have a Material Adverse Effect), and have paid all taxes shown as due thereon (except for cases in which the failure to file or pay would not reasonably be expected to have a Material Adverse Effect, or, except as are currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and all such tax returns are true and correct in all material respects. No material deficiencies for taxes of the Company or the subsidiaries have been assessed by a tax authority, and no deficiencies for taxes of the Company or the subsidiaries have, to the Company’s knowledge, been proposed by a tax authority.

(hh)    The Company and its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commercially reasonable and customary for the conduct of its business. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(ii)    No material labor dispute with or disturbance by the employees of the Company or any of its subsidiaries exists or is threatened, and neither the Company nor any of its subsidiaries has received written notice of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors.

(jj)    The statistical and market-related data included in the Time of Sale Memorandum and the Final Memorandum are based on or derived from sources that the Company believes are reliable and accurate in all material respects.

(kk)    Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that could not reasonably be expected to have a Material Adverse Effect;

(ll)    Neither the Company nor its subsidiaries have any debt securities or preferred stock rated by any “nationally recognized statistical rating organization,” as that term is defined by the Commission in Section 3(a)(62) of the Exchange Act;

(mm)    Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities, (ii) made any General Solicitation or (iii) offered, solicited offers to buy or sold the Securities in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(nn)    Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 7 and their compliance with their agreements set forth therein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(oo)    The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(pp)    The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Memorandum or the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

2.    Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 98.125% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, to the Closing Date.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $75,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. You may exercise this right on behalf of the Initial Purchasers in whole or from time to time in part by giving written notice to the Company; provided that any Option Closing Date (as defined below) must occur during the 13-day period from, and including, the Closing Date (such period, the “Option Closing Period”). Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than one business day after the date of such notice prior to the expiration of the Option Closing Period. Additional Securities may be purchased as provided in Section 4 solely for the purpose of covering sales of Securities in excess of the principal amount of the Firm Securities. On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

3.    Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4.    Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on January 22, 2018, or at such other time on the same or such other date, not later than January 29, 2018, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than the last day of the Option Closing Period, as shall be designated in writing by you.

The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

5.    Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

(a)    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum provided to the prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.

(b)    The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed on behalf of the Company by an executive officer of the Company, to the effect set forth in Section 5(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon his or her knowledge as to proceedings threatened.

(c)    The Initial Purchasers shall have received on the Closing Date (i) an opinion and (ii) a negative assurance letter of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”), outside counsel for the Company, in form and substance satisfactory to you. Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(d)    The Initial Purchasers shall have received on the Closing Date (i) an opinion and (ii) a negative assurance letter of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated the Closing Date, in form and substance satisfactory to you.

(e)    The Initial Purchasers shall have received, on each of the date hereof and the Closing Date: (i) a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof; and (ii) a certificate, in the form of Exhibit C hereto, signed by the Chief Financial Officer of the Company.

(f)    A “Listing of Additional Shares Notification” shall have been submitted to The Nasdaq Stock Market LLC (“Nasdaq”) and Nasdaq shall have completed its review of such submission.

(g)    The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(h)    The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of the following:

(i)    a certificate, dated the Option Closing Date and signed by an executive officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 5(b) hereof remains true and correct as of such Option Closing Date;

(ii)    (i) an opinion and (ii) a negative assurance letter of WSGR, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof;

(iii)    (i) an opinion and (ii) a negative assurance letter of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(d) hereof;

(iv)    (A) a letter dated the Option Closing Date, in form and substance satisfactory to the Initial Purchasers, from Deloitte & Touche LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 5(e) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than three business days prior to such Option Closing Date; and (B) a certificate, in the form of Exhibit C hereto, signed by the Chief Financial Officer; and

(v)    such other documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities to be sold on such Option Closing Date and other matters related to the issuance of such Additional Securities.

6.    Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

(a)    To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) or (d), as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b)    Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c)    To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.

(d)    If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.

(e)    If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

(f)    To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction in which it was not otherwise subject to taxation.

(g)    Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the reasonable cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable, documented fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum; provided that such fees and disbursements do not exceed $10,000, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the listing of the Conversion Shares on The Nasdaq Global Select Market, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 6(g) It is understood, however, that except as provided in this Section 6(g), Section 8 entitled “Indemnity and Contribution” and the last paragraph of Section 10 below, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them, any advertising expenses connected with any offers they may make and travel and lodging expenses incurred by them in connection with any “road show.”

(h)    Neither the Company nor any controlled Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(i)    Not to make any General Solicitation or solicit any offer to buy or offer or sell the Securities or the Underlying Securities in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(j)    While any of the Securities or the Underlying Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(k)    During the period of one year after the Closing Date or any Option Closing Date, if later, the Company will not be, nor will it become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(l)    The Company will not, and will not permit any person that is a controlled Affiliate at such time (or has been a controlled Affiliate within the three months preceding such time) to, resell any of the Securities or the Underlying Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(m)    Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(n)    To cause to be listed, and maintain the listing of, the Conversion Securities on the Nasdaq Global Select Market.

(o)    To reserve and keep available at all times, free of preemptive rights, the Conversion Securities.

The Company also agrees that, without the prior written consent of Morgan Stanley & Co. LLC on behalf of the Initial Purchasers, it will not, during the period ending 60 days after the date of the Final Memorandum ( the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions contained in the preceding paragraph shall not apply to (A) the Securities to be sold hereunder or the issuance of any Underlying Securities upon conversion thereof, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant, vesting or settlement of a restricted stock unit, or the exercise, conversion or exchange of a security outstanding on the date hereof, provided that such option or security is disclosed in the Time of Sale Memorandum and the Final Memorandum, (C) the grant of options to purchase or the issuance by the Company of Common Stock or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, in each case pursuant to the Company’s equity compensation plans disclosed in the Time of Sale Memorandum and the Final Memorandum, (D) the establishment of a trading plan pursuant to Rule 10b5-1 under the

Exchange Act for the transfer by employees of shares of Common Stock, provided, that the securities subject to such plan may not be transferred until after the expiration of the Restricted Period and no announcement, report or filing under the Exchange Act shall be voluntarily made regarding the establishment of such written plan during the Restricted Period, and to the extent an announcement, report or filing is required during the Restricted Period, such announcement, report or filing shall include a statement to the effect that no transfer of securities subject to such written plan may be made under the plan until after the expiration of the Restricted Period, (E) the entry into an agreement providing for the issuance by the Company of shares of Common Stock or any security convertible into or exercisable for shares of Common Stock in connection with the acquisition by the Company or any of its subsidiaries of the securities, business, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance of any such securities pursuant to any such agreement, (F) the entry into any agreement providing for the issuance of shares of Common Stock or any security convertible into or exercisable for shares of Common Stock in connection with joint ventures, commercial relationships or other strategic transactions, and the issuance of any such securities pursuant to any such agreement, (G) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to the Company’s equity compensation plans that are described in the Time of Sale Memorandum and the Final Memorandum or pursuant to any assumed employee benefit plan contemplated by clause (E), and (H) the entry into, or the issuance by the Company of any Class A Common Stock upon settlement or termination of, the warrant transactions evidenced by the Base Warrant Confirmations and any Additional Warrant Confirmations; provided that in the case of clauses (E) and (F), the aggregate number of shares of Common Stock that the Company may sell or issue or agree to sell or issue pursuant to clauses (E) and (F) shall not exceed 5% of the total number of shares of the Common Stock issued and outstanding immediately following the completion of the transactions contemplated by this Agreement; and provided further that in the case of clauses (B), (C), (E) and (F), each recipient of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock shall (A) execute a lock-up agreement substantially in the form of Exhibit A hereto or (B) enter into an agreement with the Company no less restrictive than the form of lock-up agreement set forth in Exhibit A hereto with respect to transactions described in clauses (1) and (2) in the preceding paragraph, in each case with respect to the remaining portion of the Restricted Period.

7.    Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not make any General Solicitation, or solicit offers for, or offer or sell, such Securities in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act and (ii) it will offer and sell such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the captions “Notice to Investors” and “Transfer Restrictions”.

(b)    The Company agrees that the Initial Purchasers may provide copies of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum and any other agreements or documents relating thereto, including, without limitation, the Indenture, to Xtract Research LLC (“Xtract”), following completion of the offering, for inclusion in an online research service sponsored by Xtract, access to which shall be restricted by Xtract to QIBs.

8.    Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, any General Solicitation made by the Company, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b)    Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication set forth in Schedule II hereto, road show, the Final Memorandum or any amendment or supplement thereto.

(c)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred, documented fees and disbursements of such counsel related to such proceeding.

In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party or (iv) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statements to or any admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)    To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e)    The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)    The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the

Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchasers, any person controlling any Initial Purchaser or any affiliate of any Initial Purchasers or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9.    Termination. The Initial Purchasers may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of The New York Stock Exchange, the NYSE MKT, The Nasdaq Global Select Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause 9, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum

10.    Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such

Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder. Notwithstanding the foregoing sentence, if, after the Closing Date but prior to any Option Closing Date with respect to the purchase of any Additional Securities pursuant to a notice delivered by the Representative to the Company under Section 2 hereof, the Company fails or refuses to comply with the terms or to fulfill any of the conditions of the Agreement in connection with such Option Closing Date, the Company will reimburse the Initial Purchasers severally only for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with the proposed purchase of any such Additional Securities pursuant to this Agreement.

11.    Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.

(b)    The Company acknowledges that in connection with the offering of the Securities: (i) the Initial Purchasers have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Initial Purchasers owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, and (iii) the Initial Purchasers may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12.    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.    Applicable Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the internal laws of the State of New York.

14.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15.    Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Convertible Debt Syndicate Desk, with a copy to the Legal Department, in care of Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Attention: Syndicate Department (facsimile: (646) 855-3073), with a copy to ECM Legal (facsimile: (212) 230-8730), and in care of Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282-2198; Attention: Registration Department and if to the Company shall be delivered, mailed or sent to 1740 Technology Drive, Suite 150, San Jose, California 95110.

Very truly yours,

NUTANIX, INC.

By:	/s/ Duston Williams
Name: Duston Williams
Title: Chief Financial Officer

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Goldman Sachs & Co. LLC

Acting severally on behalf of themselves and the

      several Initial Purchasers named in

      Schedule I hereto.

By:	Morgan Stanley & Co. LLC

By:	/s/ David Oakes
Name: David Oakes
Title: Managing Director

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Shiv Vasisht
Name: Shiv Vasisht
Title: Managing Director

By:	Goldman Sachs & Co. LLC

By:	/s/ Josh Murray
Name: Josh Murray
Title: Managing Director

SCHEDULE I

Initial Purchaser	Principal Amount of Firm Securities to be Purchased
Morgan Stanley & Co. LLC	$272,499,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$97,499,000
Goldman Sachs & Co. LLC	$21,667,000
RBC Capital Markets, LLC	$21,667,000
Deutsche Bank Securities Inc.	$21,667,000
Jefferies LLC	$21,667,000
KeyBanc Capital Markets Inc.	$21,667,000
William Blair & Company, L.L.C.	$21,667,000

Total:	$500,000,000

I-1

SCHEDULE II

Permitted Communications

Time of Sale Memorandum

1.	Preliminary Memorandum issued January 16, 2018

2.	Pricing term sheet dated January 17, 2018, attached hereto as Exhibit B

Permitted Additional Written Offering Communications

Investor Presentation dated January 17, 2018

Pricing term sheet dated January 17, 2018, attached hereto as Exhibit B

EXHIBIT A

FORM OF LOCK-UP LETTER

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            , 2018

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Goldman Sachs & Co. LLC

As Representatives of the several

Initial Purchasers named in

Schedule I hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

29th Floor

New York, NY 10282

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC (“Morgan Stanley”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated propose to enter into a Purchase Agreement (the “Purchase Agreement”) with Nutanix, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by the several Initial Purchasers, (the “Initial Purchasers”), of Convertible Senior Notes of the Company (the “Securities”). Shares of the Company’s Class A common stock, $0.000025 par value per share, are hereinafter referred to as the “Class A Common Stock,” and shares of the Company’s Class B common stock, $0.000025 par value per share, are hereinafter referred to as the “Class B Common Stock.” The Class A Common Stock and the Class B Common Stock are referred to together as the “Common Stock.” The Securities will be convertible into cash, shares of Class A Common Stock (the “Underlying Securities”) or a combination of cash and Underlying Securities, at the Company’s election.

To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 60 days after the date of the final offering memorandum (the “Restricted Period”) relating to the Offering (the “Final Memorandum”), (1) offer, pledge, sell, contract to sell, sell any option or

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contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock (A) as a bona fide gift, (B) to any member of the undersigned’s immediate family or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust or (C) by will or intestate succession, or (c) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned, (d) if the undersigned is a corporation, partnership, limited liability company or other business entity, transfers (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned, or (B) as part of a distribution by the undersigned to its stockholders, partners, members or other equityholders; provided that in the case of any transfer or distribution pursuant to clause (b), (c) or (d), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period (except that, notwithstanding clauses (i) or (ii) immediately above, the undersigned may make a distribution of up to 100,000 shares of Common Stock (including any such distributions by any affiliates of the undersigned who have signed a lock-up letter pursuant to the Purchase Agreement) to any of its stockholders, partners, members or other equityholders, without the distributee(s) signing a lock-up letter), (e) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock (a “10b5-1 Plan”), provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period, (f) sales of Class A Common Stock made pursuant to a 10b5-1 Plan that has been entered into by the undersigned prior to the date of this agreement, information about the number of shares

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of Common Stock that may be sold pursuant to such plan during the Restricted Period, which has been provided to the Initial Purchasers; provided that any Form 4 filed in connection with such transfer will indicate that the transfer was made pursuant to such 10b5-1 Plan; and provided further that, in the case of (e) and (f), no such 10b5-1 Plan may be amended during the Restricted Period (but, for the avoidance of doubt, any such plan may be terminated), (g) (A) transfers to the Company in connection with the vesting or settlement of restricted stock units or the “net” or “cashless” exercise of options or other rights to purchase shares of Common Stock for purposes of exercising such options or rights, including any transfer for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options or rights, and (B) any transfer that would involve a sale of any shares of Common Stock in connection with such vesting, settlement, or exercise to generate the amount of cash needed to cover the applicable exercise price, tax withholdings, or remittance payments (including estimated amounts) due upon such event, in all such cases, pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Company’s filings with the Securities and Exchange Commission (the “Commission”) as of the date hereof; provided that any required filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto that such transfer was to cover the exercise price, tax withholding or remittance obligations of the undersigned in connection with such vesting or exercise, (h) to the Company in connection with the repurchase of shares of Common Stock issued pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Company’s filings with the Commission as of the date hereof, and (i) transfers of Common Stock by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement; provided that in the case of (h) and (i) above, if the undersigned is required to file a report under Section 16 of the Exchange Act during the Restricted Period, the undersigned shall include a statement in such report to the effect that such transfer is by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or to the Company in connection with the repurchase of shares of Common Stock, as the case may be.

In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

This agreement shall automatically terminate upon the earliest to occur, if any, of (a) the date the Company notifies Morgan Stanley prior to the execution of the Purchase Agreement, that it has determined not to proceed with the Offering, (b) the date of the termination of the Purchase Agreement if prior to the sale of any Securities pursuant to the Purchase Agreement, or (c) February 1, 2018, if the Purchase Agreement has not been executed by that day.

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The undersigned understands that the Company and the Initial Purchasers are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

Very truly yours,

(Name)

(Address)

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EXHIBIT B

PRICING TERM SHEET

8

EXHIBIT C

CHIEF FINANCIAL OFFICER’S CERTIFICATE

9

CFO CERTIFICATE

January 17, 2018

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith

            Incorporated

Goldman Sachs & Co. LLC

As Representatives of the several

Initial Purchasers

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Merrill Lynch, Pierce, Fenner & Smith

                  Incorporated

One Bryant Park

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

29th Floor

New York, NY 10282

Ladies and Gentlemen:

Reference is hereby made to the Purchase Agreement, dated January 17, 2018 (the “Purchase Agreement”), among Nutanix, Inc. (the “Company”) Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co. LLC as representatives of the several initial purchasers named in Schedule I thereto (the “Initial Purchasers”). Capitalized terms used but not defined in this certificate have the meaning assigned to them in the Purchase Agreement.

The undersigned, in the undersigned’s capacity as Chief Financial Officer of the Company, does hereby certify pursuant to Section 5(f) of the Purchase Agreement:

1.	As the principal financial officer of the Company, I am responsible for, among other things: (i) preparing financial statements and related disclosures for the Company in conformity with accounting principles generally accepted in the United States and (ii) maintaining internal control over financial reporting and the Company’s management information systems.

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2.	I or members of my staff who are responsible for the Company’s financial and accounting matters (the “Staff”) have reviewed the information (the “Company Data”) circled on the pages of the preliminary offering memorandum dated January 16, 2018, the final offering memorandum dated January 17, 2018 and the documents incorporated by reference therein (collectively, the “Offering Memorandum”) attached hereto as Exhibit A. The Company Data is accurate in all material respects, and no event has occurred or condition exists that would cause the Company to amend or modify any such data as of the date hereof.

3.	After reasonable inquiry and investigation by myself or members of the Staff, the Company data as marked (a) fairly present, in all material respects, the Company’s calculation of the aforementioned information as of or for the periods presented, (b) are, as of the date of this certificate, a true and accurate measurement of the data purported to be represented as of or for the periods presented, in all material respects, (c) are derived from internal databases that are reliable and accurate in all material respects to produce such information and (d) are calculated or derived substantially in accordance with the description thereof, if and to the extent such description is contained in the Offering Memorandum.

4.	This certificate is to assist the Initial Purchasers in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Offering Memorandum (the “Offering”). The undersigned acknowledges and agrees that the Initial Purchaser will be relying upon this certificate as part of their due diligence review in relation to the Offering and that Davis Polk & Wardwell LLP and Wilson Sonsini Goodrich & Rosati, Professional Corporation, may rely on this certificate in connection with the opinions and disclosure letters such firms are rendering and delivering pursuant to the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, I have signed this certificate as of the date first written above.

NUTANIX, INC.

By:
	Name:	Duston M. Williams
	Title:	Chief Financial Officer

[Signature Page to CFO Certificate]

Exhibit A